UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 11, 2023

GM Financial Automobile Leasing Trust 2023-2

(Exact name of registrant as specified in its charter)

GMF Leasing LLC

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-261801-05	92-6511115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas (Address of Principal Executive Offices)	76102 (Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.         Entry into a Material Definitive Agreement.

GMF Leasing LLC, as depositor (the “Depositor”) and AmeriCredit Financial Services, Inc. d/b/a GM Financial (“GM Financial”), as sponsor, will cause a newly formed issuing entity, GM Financial Automobile Leasing Trust 2023-2 (the “Issuing Entity”), to issue $190,570,000 Class A-1 5.452% Asset Backed Notes (the “Class A-1 Notes”), $353,100,000 Class A-2-A 5.44% Asset Backed Notes (the “Class A-2-A Notes”), $115,000,000 Class A-2-B Floating Rate Notes (the “Class A-2-B Notes”), $408,150,000 Class A-3 5.05% Asset Backed Notes (the “Class A-3 Notes”), $66,300,000 Class A-4 5.09% Asset Backed Notes (the “Class A-4 Notes” and together with the Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes and the Class A-3 Notes, the “Class A Notes”), $60,770,000 Class B 5.54% Asset Backed Notes (the “Class B Notes” and, collectively with the Class A Notes the “Publicly Offered Notes”), $56,580,000 Class C 5.70% Asset Backed Notes (the “Class C Notes”) and $34,920,000 Class D 5.77% Asset Backed Notes (the “Class D Notes” and, collectively with the Publicly Offered Notes, the “Notes”), and an Asset Backed Certificate (the “Certificate”), on May 17, 2023 (the “Closing Date”). The Publicly Offered Notes will be registered under the Registration Statement filed by the Depositor with the Securities and Exchange Commission under file number 333-261801 (the “Registration Statement”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Publicly Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of an exchange note, which will be backed by a designated pool of automobile, light truck and utility vehicle leases and the corresponding leased vehicles (the “Receivables”). The Publicly Offered Notes will be sold to Barclays Capital Inc. (“Barclays”), BofA Securities, Inc., (“BofA Securities”), Credit Agricole Securities (USA) Inc. (“Credit Agricole”), TD Securities (USA) LLC (“TD Securities” collectively with Barclays, BofA Securities and Credit Agricole, the “Representatives”), CIBC World Markets Corp. (“CIBC”), Goldman Sachs & Co. LLC (“Goldman Sachs”), Lloyds Securities Inc. (“Lloyds”) and MUFG Securities Americas Inc. (“MUFG” and, collectively with the Representatives, CIBC, Goldman Sachs and Lloyds, the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of May 9, 2023 (the “Underwriting Agreement”), among GM Financial, the Depositor and the Representatives.

Item 8.01.         Other Events.

The Issuing Entity was formed, and the Certificate will be issued, pursuant to the Trust Agreement attached hereto as Exhibit 4.3, dated as of March 13, 2023, as amended and restated as of April 2, 2023 (the “Trust Agreement”), between the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee”). The Notes will be issued pursuant to the Indenture attached hereto as Exhibit 4.1, dated as of April 2, 2023 (the “Indenture”), between the Issuing Entity and Computershare Trust Company, N.A. (“Computershare”), as indenture trustee (in such capacity, the “Indenture Trustee”).

Pursuant to the 2023-2 Exchange Note Supplement attached hereto as Exhibit 4.5, dated as of April 2, 2023 (the “Exchange Note Supplement”), ACAR Leasing Ltd. (the “Titling Trust”), as borrower, GM Financial, as lender and as servicer (in such capacity, the “Servicer”) and Computershare, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (the “Administrative Agent”), the Titling Trust will issue an Exchange Note (the “Exchange Note”) to GM Financial on the Closing Date and will designate a designated pool of collateral lease agreements and collateral leased vehicles (the “Designated Pool”) to support the Exchange Note.

Pursuant to the 2023-2 Exchange Note Sale Agreement attached hereto as Exhibit 10.1, dated as of April 2, 2023 (the “Exchange Note Sale Agreement”), between GM Financial and the Depositor, on the Closing Date, GM Financial will sell to the Depositor, and the Depositor will purchase from GM Financial, all of GM Financial’s right, title and interest in, to and under the Exchange Note and the proceeds thereof without recourse. Pursuant to the 2023-2 Exchange Note Transfer Agreement attached hereto as Exhibit 10.2, dated as of April 2, 2023 (the “Exchange Note Transfer Agreement”), between the Depositor and the Issuing Entity, on the Closing Date the Depositor will sell to the Issuing Entity and the Issuing Entity will purchase from the Depositor, all of the Depositor’s right, title and interest in, to and under the Exchange Note and the proceeds thereof without recourse. Pursuant to the Indenture, on the Closing Date the Issuing Entity will issue the Notes to the Depositor as partial payment for the Exchange Note and will grant a security interest in the Exchange Note and all other indenture collateral to the Indenture Trustee for the benefit of the Underwriters.

Pursuant to the Underwriting Agreement, the Depositor will sell the Publicly Offered Notes to the Underwriters.

GM Financial, as Servicer, will agree to perform servicing duties with regard to the Receivables pursuant to the 2023-2 Servicing Supplement attached hereto as Exhibit 10.4, dated as of April 2, 2023 (the “Servicing Supplement”), among the Titling Trust, the Servicer, APGO Trust, as settlor (the “Settlor”), the Collateral Agent and the Indenture Trustee, and will also agree to serve as custodian of the Receivables pursuant to the Servicing Supplement.

The Issuing Entity will engage Clayton Fixed Income Services LLC (“Clayton”) as Asset Representations Reviewer pursuant to the Asset Representations Review Agreement, attached hereto as Exhibit 10.5, dated as of April 2, 2023 (the “Asset Representations Review Agreement”), among the Issuing Entity, GM Financial, as Servicer, and Clayton, as asset representations reviewer (the “Asset Representations Reviewer”). The Asset Representations Reviewer will agree to perform reviews of certain Receivables for compliance with the representations and warranties made by GM Financial and the Depositor about the Receivables.

Item 9.01.             Financial Statements, Pro Forma Financial Information and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits:

1.1   Underwriting Agreement, dated as of May  9, 2023, among GM Financial, the Depositor and the Representatives.

4.1       Indenture, dated as of April 2, 2023, between the Issuing Entity and the Indenture Trustee.

4.3        Amended and Restated Trust Agreement, dated as April 2, 2023, between the Depositor and the Owner Trustee.

4.5       2023-2 Exchange Note Supplement, dated as of April 2, 2023, among the Titling Trust, GM Financial, as lender, the Servicer, the Collateral Agent and the Administrative Agent.

10.1      2023-2 Exchange Note Sale Agreement, dated as of April 2, 2023, between the GM Financial and the Depositor.

10.2     2023-2 Exchange Note Transfer Agreement, dated as of April 2, 2023, between the Depositor and the Issuing Entity.

10.4     2023-2 Servicing Supplement, dated as of April 2, 2023, among the Titling Trust, the Servicer, the Settlor, the Collateral Agent and the Indenture Trustee.

10.5    Asset Representations Review Agreement, dated April  2, 2023, among the Issuing Entity, GM Financial, as Servicer, and Clayton, as Asset Representations Reviewer.

36.1       Depositor certification for shelf offerings of asset-backed securities.

99.1      Administration Agreement, dated as of April  2, 2023, among the Depositor, GM Financial, as administrator, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GM FINANCIAL AUTOMOBILE LEASING TRUST 2023-2

By:	AmeriCredit Financial Services, Inc. d/b/a GM Financial, as Servicer

By: /s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: May 11, 2023